Exhibit 10.2

Certain information identified by bracketed asterisks ([***]) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted information.

AMENDMENT NO. 2 TO EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT No. 2 TO EXCLUSIVE LICENSE AGREEMENT is entered into on March 6, 2018 (the “Effective Date of the Amendment”), by and between DURECT Corporation (“Company”) and Virginia Commonwealth University Intellectual Property Foundation (“VCUIPF”).

WHEREAS, Company and VCUIPF are parties to an Exclusive License Agreement dated December 5, 2012, as amended (the “Agreement”), and

WHEREAS, the parties now wish to further amend the Agreement as provided for herein.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment, the parties do hereby agree as follows:

1.	Appendix A of the Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto and made a part hereof.
2.	Section 1.10 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“IMPROVEMENT(S)” means [***] and, with respect to any and all of the foregoing, [***] and thereto including any and [***] and [***].

3.	Section 1.26 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“SRA” means the Sponsored Research Agreement by and between VCU and LICENSEE, effective May 7, 2012, as amended.”

4.	Sections 2.3(b), (c) and (d) of the Agreement are hereby amended by [***]
5.	All capitalized terms not otherwise defined in this Amendment shall have the same meanings that are ascribed to them in the Agreement.
6.

Except as expressly amended by this Amendment, the Agreement shall remain unchanged and continue in full force and effect as provided therein.  This Amendment and the Agreement constitute the complete, final and exclusive understanding and agreement of the parties with respect to the subject matter of the Agreement, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the parties respecting the subject matter of the Agreement.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate originals by their authorized officers as of the Effective Date of the Amendment.

DURECT CORPORATION	VIRGINIA COMMONWEALTH UNIVERSITY

Certain information identified by bracketed asterisks ([***]) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted information.

INTELLECTUAL PROPERTY FOUNDATION

By:	/s/ James E. Brown	By:	/s/ Ivelina Metcheva
Name:	James E. Brown, D.V.M	Name:	Ivelina Metcheva Phd, MBA
Title:	CEO	Title:	President
Date:	March 6, 2018	Date:	March 8, 2018

Certain information identified by bracketed asterisks ([***]) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted information.

APPENDIX A

LICENSED PATENT RIGHTS

Patents and Applications:

Nuclear Sulfated Oxysterol, Potent Regulator of Cholesterol Homeostasis, for Therapy of Hypercholesterolemia, Hyperlipidemia, and Atherosclerosis

Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date
US		PRI	Inactive	60/621,537	25-Oct-2004
US	0	ORD	Published	11/739,330	24-Apr-2007
US	00	PRO	Inactive	61/154,063	20-Feb-2009
US	01	CON	Granted	13/766,839	14-Feb-2013	9,321,802	26-Apr-2016
US	02	CON	Published	15/042,244	12-Feb-2016
US	1	CIP	Granted	12/708,803	19-Feb-2010	8,399,441	19-Mar-2013
WO		ORD	Inactive	PCT/ US2005/33874	21-Sep-2005

Sulfated Oxysterol and Oxysterol Sulfation by Hydroxysterol Sulfotransferase Promote Lipid Homeostasis and Liver Regeneration

Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date
US		ORD	Granted	13/441,241	06-Apr-2012	9,034,859	19-May-2015
US	0	PRO	Inactive	61/604,711	29-Feb-2012
US	00	PRO	Inactive	61/472,293	06-Apr-2011
US	1	CON	Granted	14/689,822	17-Apr-2015	9,480,692	01-Nov-2016
US	2	CON	Published	15/273,897	23-Sep-2016

A Novel Cholesterol Metabolite, 5-cholesten, 3B- 25- diol, disulfate (25HCDS) for Therapy of Metabolic Disorders, Hylerlipidemia, Diabetes, Fatty Liver Diseases, and Atherosclerosis

Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date
AT		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
AU		PCT	Granted	2013246435	15-Mar-2013	2013246435	18-Jan-2018
AU	1	DIV	Pending	2017268646	30-Nov-2017
BE		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
BR		PCT	Pending	112014025081-2	15-Mar-2013
CA		ORD	Published	2,867,694	15-Mar-2013
CH		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
CN		PCT	Granted	201380019476.3	15-Mar-2013	ZL201380019476.3	06-Jul-2016
CN	1	DIV	Allowed	201610412359.9	13-Jun-2016
CZ		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
DE		EPC	Granted	13775974.2	15-Mar-2013	602013024450.2	02-Aug-2017
DK		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
EA		PCT	Granted	201491859	15-Mar-2013	026683	31-May-2017
EP		PCT	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
EP	1	DIV	Published	17167122.5	15-Mar-2013
ES		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
FI		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
FR		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
GB		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017

Certain information identified by bracketed asterisks ([***]) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted information.

GR		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
HK		REP	Published	15102737.7	17-Mar-2015
HU		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
IE		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
IL		PCT	Pending	234892	15-Mar-2013
IN		PCT	Pending	2366/KOLNP/2014	15-Mar-2013
IT		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
JP		PCT	Granted	2015-505762	15-Mar-2013	612561	14-Apr-2017
JP	1	DIV	Published	2017-074866	05-Apr-2017
KR		PCT	Pending	2014-7031567	15-Mar-2013
LU		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
MC		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
MX		PCT	Pending	MX/a/2014/012324	15-Mar-2013
NL		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
NO		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
PL		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
PT		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
SE		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
SI		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
SK		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
TR		EPC	Granted	13775974.2	15-Mar-2013	2836502	02-Aug-2017
US		PCT	Abandoned	14/391,929	10-Oct-2014
US	01	PRO	Inactive	61/623,203	12-Apr-2012
US	02	PRO	Inactive	61/623,414	12-Apr-2012
US	1	CON	Abandoned	15/241,171	19-Aug-2016
US	2	CON	Pending	15/728,827	10-Oct-2017
WO		PRI	Inactive	PCT/US2013/031861	15-Mar-2013
ZA		PCT	Granted	2014/06981	15-Mar-2013	2014/06981	25-May-2016

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Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date
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Use of Oxygenated Cholesterol Sulfates (OCS)

Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date

Certain information identified by bracketed asterisks ([***]) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted information.

AU		PCT	Pending	2014369916	23-Dec-2014
BR		PCT	Pending	BR112016014611-5	23-Dec-2014
CA		PCT	Published	2,932,300	23-Dec-2014
CN		PCT	Published	201480070815.5	23-Dec-2014
EA		ORD	Published	201691305	21-Jul-2016
EP		PCT	Published	14874617.5	23-Dec-2014
HK		REP	Published	17104071.5	20-Apr-2017
IL		PCT	Pending	246339	20-Jun-2016
IN		PCT	Published	201617019059	02-Jun-2016
JP		PCT	Published	2016-542662	23-Dec-2014
KR		PCT	Pending	2016-7020206	22-Jul-2016
MX		PCT	Pending	MX/a/2016/008459	23-Jun-2016
TW		ORD	Published	103145013	23-Dec-2014
US		PCT	Published	15/106,883	21-Jun-2016
US	0	PRI	Inactive	61/920,617	24-Dec-2013
WO		ORD	Inactive	PCT/US2014/072128	23-Dec-2014
ZA		PCT	Pending	2016/03580	23-Dec-2014

Oxygenated Cholesterol Sulfates For Therapy Of Disorders Caused By At Least One Of Attenuated Leptin Activity And A Lipid Storage Disorder

Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date
AU		PCT	Pending	2015329716	13-Oct-2015
BR		PCT	Published	112017007025-1	13-Oct-2015
CA		PCT	Published	2,962,500	13-Oct-2015
CN		ORD	Published	201580054842.8	10-Apr-2017
EA		ORD	Published	201790791	04-May-2017
EP		PCT	Published	15791393.0	13-Oct-2015
IL		ORD	Pending	Not yet known	13-Oct-2015
IN		ORD	Pending	201747019645	05-Jun-2017
JP		PCT	Published	2017-518508	13-Oct-2015
KR		PCT	Pending	10-2017-7011640	27-Apr-2017
MX		PCT	Published	MX/a/2017/004658	07-Apr-2017
US		ORD	Published	15/517,395	06-Apr-2017
US	0	PRI	Inactive	62/062,260	10-Oct-2014
WO		ORD	Inactive	PCT/US2015/055262	13-Oct-2015

Use of Oxygenated Cholesterol Sulfates (OCS) to Treat Inflammatory Skin Disease and Skin Lesions

Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date
TW		ORD	Pending	106125933	01-Aug-2017
US	0	PRO	Pending	62/370,036	02-Aug-2016
US	02	PRO	Pending	62/470,576	13-Mar-2017
WO		ORD	Pending	PCT/US2017/044821	01-Aug-2017

Certain information identified by bracketed asterisks ([***]) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted information.

Compositions Comprising 5-Cholesten-3, 25-Diol, 3-Sulfate (25HC3S) or Pharmaceutically Acceptable Salt Thereof and At Least One Cyclic Oligosaccharide, and Methods for Their Use

Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date
TW		ORD	Pending	106125936	01-Aug-2017
US	0	PRO	Pending	62/370,024	02-Aug-2016
US	02	PRO	Pending	62/470,578	13-Mar-2017
WO		ORD	Pending	PCT/US2017/044840	01-Aug-2017

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Country	Sub Case	Case Type	Status	App. No.	Filing Date	Patent No.	Issue Date
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[***]	[***]	[***]	[***]	[***]	[***]

VCU Invention Disclosures

VCU Invention Disclosure No.	Title
REN-04-072	Nuclear oxysterol, potent regulator of cholesterol hemeostasis, for therapy of hypercholesterolemia, hyperlipidemia, and atherosclerosis
REN-08-078F

5-Cholesten-3b, 25-diol 3-sulfate (25HC3S), an authentic PPARy agonist and LXR antagonist, for the therapy of inflammatory diseases, such as inflammatory bowel diseases, fat liver diseases, and atheroclerotic diseases

REN-11-030	Hydroxysteroid sulfotransferase (SULT2B1b) for therapy of hyperlipidemia and fatty liver diseases
REN-11-93

Sulfated oxysterols, 25HC3S and 25HCDS, and oxysterol sulfation by hydroxysterol sulfotransferase (SULT2B1b) promote liver proliferation: therapy for cirrhosis, injury, and recovery following hepatectomy

REN-11-94	A novel cholesterol metabolite, 5-cholesten, 3-,25-diol, disulfate (25HCDS) for therapy of metabolic disorders, hyperlipidemia, diabetes, fat liver diseases, and atherosclerosis

Certain information identified by bracketed asterisks ([***]) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted information.

REN-12-025	A Novel Cholesterol Metabolite, 5-Cholesten, 3-,25-diol, Disulfate (25HCDS) for Therapy of Metabolic Disorders, Hyperlipidemia, Diabetes, Fat Liver Diseases, and Atherosclerosis
REN-12-061	Novel Oxysterol, 5-Cholesten 3,27-diol 27-Glucuronide, for Therapy of Hypertriglyceridemia
REN-12-075	Low Levels of Oxysterol Sulfates, 25-,24, and 27(26)-hydroxycholesterol Sulfates, as biomarkers for diagnosis of lipid metabolic disorders, nonalcoholic fatty liver diseases
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